                                                                    EXHIBIT 10.2


         This ASSUMPTION AND AMENDMENT TO CHANGE IN CONTROL AGREEMENT is entered into effective as of May 22, 2002, by and among EQUITY OFFICE PROPERTIES MANAGEMENT CORP., a Delaware corporation ("EOPMC"); EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust (the "Trust"); EOP OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership ("EOP Partnership"); and PETER H. ADAMS (the "Executive").

                                    RECITALS

         Reference is made to a certain Change in Control Agreement dated as of September 1, 2001, by and among EOPMC, the Trust and Executive (the "Change In Control Agreement").

         The parties wish to amend the Change in Control Agreement as hereinafter described.

                             Statement of Agreement

         Therefore, for value received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby enter into this Assumption and Amendment to Change in Control Agreement providing as follows:

1. EOP Partnership, being both the sole shareholder of EOPMC and the current employer of Executive, does hereby expressly assume, from and after January 1, 2002, all obligations of Employer set forth in the Change in Control Agreement as if were named therein as the Employer for the period from and after such date. In consideration for such assumption, EOPMC is hereby released from any and all future liability under or pursuant to the Change in Control Agreement.

2. Section 2.5(e) of the Change in Control Agreement shall be modified to read as follows:


         (f) The appointment after May 22, 2002 of a new Chief Executive Officer for the Trust; and

   ; the paragraph currently identified as Section 2.5(e) shall be re-numbered as Section 2.5(f).

3. Except as aforesaid, the original terms and conditions of the Change in Control Agreement are hereby re-affirmed and agreed to continue in full force and effect.

EQUITY OFFICE PROPERTIES               EOP OPERATING LIMITED PARTNERSHIP
MANAGEMENT CORP
                                       By: Equity Office Properties Trust,
By:  /s/ STANLEY M. STEVENS                Its General Partner
   ------------------------------
Its: Executive Vice President
     ----------------------------

                                       By: /s/ SAMUEL ZELL
                                           -------------------------------
EQUITY OFFICE PROPERTIES TRUST             Samuel Zell
                                           President and Chief Executive
                                           Officer


By: /s/ SAMUEL ZELL                        /s/ PETER H. ADAMS
   ------------------------------          -------------------------------
    Samuel Zell                            Peter H. Adams
    President and Chief Executive
    Officer












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